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EXHIBIT 17

                                 FORM OF PROXY


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                   [LOGO]                                        YOUR VOTE IS IMPORTANT!
                  [ADDRESS]
                                                                   VOTE TODAY BY MAIL,
                                                            TOUCH-TONE PHONE OR THE INTERNET
                                                            CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                            LOG ON TO WWW.PROXYWEB.COM/XXXXX

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 *** CONTROL NUMBER: xxx xxx xxx xxx xx ***    Please fold and detach card at perforation before mailing.
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                            KEMPER ASIAN GROWTH FUND
                           222 South Riverside Plaza
                            Chicago, Illinois  60606
                               (800) [          ]
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           4:00 p.m., on May 15, 2001

     The undersigned hereby appoints __________, ____________ and ____________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Kemper Asian Growth Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 15, 2001 at 4:00 p.m., Eastern time, and at any adjournments thereof.

                                    PLEASE SIGN AND RETURN PROMPTLY IN THE
                                    ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                    Dated ____________________________, 2001

                                    PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                    APPEAR.  WHEN SIGNING AS AN ATTORNEY,
                                    EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                    GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                    SUCH.

[Name]
[ADDRESS]
                                         SIGNATURE(S) OF SHAREHOLDER(S)
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
                   [Logo]                                        YOUR VOTE IS IMPORTANT!
                  [ADDRESS]
                                                                   VOTE TODAY BY MAIL,
                                                            TOUCH-TONE PHONE OR THE INTERNET
                                                            CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                            LOG ON TO WWW.PROXYWEB.COM/XXXXX
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           Please fold and detach card at perforation before mailing.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KEMPER ASIAN GROWTH FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

                   Please vote by filling in the boxes below.

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                                                                FOR         AGAINST       ABSTAIN
PROPOSAL 1
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To elect Trustees of the Fund.                                  [_]            [_]          [_]
NOMINEES:
(01) John W. Ballantine, (02) Lewis A. Burnham, (03) Linda
 C. Coughlin, (04) Donald L. Dunaway, (05) James R. Edgar,
 (06) William F. Glavin, (07) Robert B. Hoffman, (08)
 Shirley D. Peterson, (09) Fred B. Renwick, (10) William
 P. Sommers, (11) John G. Weithers.
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
 INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE
 IMMEDIATELY BELOW.
____________________________________________________

PROPOSAL 2
----------
To approve an Agreement and Plan of Reorganization for the      [_]            [_]          [_]
 Fund (the "Plan").  Under the Plan, (i) all or
 substantially all of the assets and all of the
 liabilities of the Fund would be transferred to Scudder
 Pacific Opportunities Fund, (ii) each shareholder of the
 Fund would receive shares of Scudder Pacific
 Opportunities Fund of a corresponding class to those held
 by the shareholder in the Fund in an amount equal to the
 value of their holdings in the Fund, and (iii) the Fund
 would then be terminated.

PROPOSAL 3
----------
To ratify the selection of Ernst & Young LLP as the             [_]            [_]          [_]
 independent auditors for the Fund for the Fund's current
 fiscal year.
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THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS
WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                          PLEASE SIGN ON REVERSE SIDE